                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

    AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)                 March 9, 2000
                                                  -------------

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

                                     1-13859
                                     -------
                             Commission File Number

                Ohio                                 34-0065325
                ----                                 ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


One American Road, Cleveland, Ohio                   44144
-------------------------------------------------------------
(Address of principal executive Offices)           (Zip Code)


                                 (216) 252-7300
                                 --------------
               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The Registrant hereby amends Item 7 of its Current Report on Form 8-K previously filed with the Securities and Exchange Commission on March 24, 2000 relating to the acquisition by American Greetings Corporation, an Ohio Corporation ("American Greetings"), of Gibson Greetings, Inc., an Ohio Corporation ("Gibson"), on March 9, 2000. The following documents are included as part of this report:

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Gibson Greetings, Inc. as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the independent auditors' report are filed as Exhibit
99.1 to this report.

(b) Unaudited Pro Forma Financial Information

The accompanying unaudited pro forma financial information has been prepared to give effect to the acquisition of Gibson by American Greetings. The unaudited pro forma combined statement of income for the year ended February 29, 2000 gives effect to the acquisition as if the acquisition had occurred on March 1, 1999. The unaudited pro forma combined statement of income presented for the year ended February 29, 2000 includes the historical financial results of American Greetings for the year ended February 29, 2000 and of Gibson for the year ended December 31, 1999. Synergies and expected cost savings from the integration of Gibson with American Greetings' previously existing businesses or any additional profitability resulting from the application of American Greetings revenue enhancement measures have not been included in the unaudited pro forma combined statement of income.

The unaudited pro forma combined statement of financial position as of February 29, 2000 gives effect to the acquisition as if the acquisition had occurred on that date. The unaudited pro forma combined statement of financial position includes the balance sheet of American Greetings as of February 29, 2000 and the balance sheet of Gibson as of December 31, 1999.

The unaudited pro forma financial information includes the adjustments that have a continuing impact to the combined company to reflect the transaction using purchase accounting. The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The adjustments are based upon preliminary information and certain management judgments. The purchase accounting adjustments are preliminary and subject to revisions for the final resolution of preacquisition contingencies and restructuring. Any revisions will be reflected in future periods. Certain reclassifications have been reflected to conform to American Greetings' presentation.

The unaudited pro forma financial information and accompanying notes are presented for illustrative purposes only and do not purport to be indicative of and should not be relied upon as indicative of the financial position or operating results which may occur in the future, or that would have occurred if the acquisition had been consummated on March 1, 1999. The unaudited pro forma financial information should be read in conjunction with Gibson's consolidated financial statements and notes thereto for the year ended December 31, 1999 filed as Exhibit 99.1 to this report and American Greetings' consolidated financial statements and notes thereto and management's discussion and analysis for the year ended February 29, 2000 filed as Exhibits 99.2 and 99.3, respectively, to this report.

Unaudited Pro Forma Combined Statement of Income
For the Year Ended February 29, 2000
Thousands of dollars except per share amounts

                                                               Historical
                                                     --------------------------------
                                                        American          Gibson
                                                        Greetings        Greetings,              Pro-Forma        Pro Forma
                                                       Corporation          Inc.                 Adjustments       Combined
                                                     ---------------   --------------        -----------------   ------------
Net sales                                                $2,175,236         $296,205          $  48,825  (1)       $2,521,663
                                                                                                 (1,484) (8)
                                                                                                  2,881 (14)
Costs and expenses:
  Material, labor and other production costs                809,347          168,713             10,100  (2)        1,015,342
                                                                                                 30,847  (3)
                                                                                                    271  (9)
                                                                                                    788 (15)
                                                                                                 (4,724)(11)

  Selling, distribution and marketing                       921,392          189,117             48,825  (1)        1,081,086
                                                                                                (10,100) (2)
                                                                                                (30,847) (3)
                                                                                                (42,767) (4)
                                                                                                   (271) (9)
                                                                                                  3,644 (10)
                                                                                                  2,881 (14)
                                                                                                   (788)(15)

  Administrative and general                                227,075                              41,797  (4)          268,175
                                                                                                    614  (5)
                                                                                                   (450)(13)
                                                                                                   (861)(12)

  Non-recurring items                                        38,873                                                    38,873

  Interest  expense                                          34,255              336             10,344  (6)           44,935

  Other expense-net                                           3,670                              (1,484) (8)             (488)
                                                                                                    970  (4)
                                                                                                 (3,644)(10)
                                                     ---------------   --------------  -----------------       --------------
                                                          2,034,612          358,166             55,145             2,447,923
                                                     ---------------   --------------  -----------------       --------------
Income (loss) before income taxes                           140,624          (61,961)            (4,923)               73,740

Income tax provision (benefit)                               50,625          (26,228)            (1,761) (7)           22,636
                                                     ---------------   --------------  -----------------       --------------

Net income (loss)                                          $ 89,999        $ (35,733)         $  (3,162)             $ 51,104
                                                     ===============   ==============  =================       ==============

Earnings per share                                            $1.37                                                     $0.78

Earnings per share - assuming dilution                        $1.37                                                     $0.78

Average number of shares outstanding                     65,591,798                                                65,591,798


See notes to Unaudited Pro Forma Combined Statement of Income

Notes to Unaudited Pro Forma Combined Statement of Income
---------------------------------------------------------

     (1) Amortization of deferred costs relating to agreements with certain customers is included in selling, distribution and marketing costs by American Greetings. Amortization of deferred costs is classified as a reduction of net sales by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

     (2) Costs related to facilities, plant operation and processing of returned goods are included in material, labor and other production costs by American Greetings. These costs are classified as selling and administrative costs by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

     (3) Costs related to providing display fixtures to customers are included in material, labor and other production costs by American Greetings. These costs are classified as selling and administrative costs by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

     (4) Costs related to administrative functions are included in administrative and general expenses by American Greetings. These costs are classified as selling and administrative costs by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

     (5) Amortization of goodwill created in the acquisition based on a 40-year life.

     (6)  Interest expense on financing of acquisition.

     (7) Provision for income taxes on Pro Forma adjustments, except goodwill amortization, at 37%.

     (8) Royalty income is included in other income by American Greetings. Royalty income is included in total revenue by Gibson. This adjustment conforms the classification of royalty income to that of American Greetings.

     (9) A portion of creative costs are included in selling and administrative costs by Gibson. These costs are included in material, labor and other production costs by American Greetings. This adjustment conforms the classification of creative costs to that of American Greetings.

     (10) Miscellaneous income is included in selling and administrative costs by Gibson. This income is included in other income by American Greetings. This adjustment conforms the classification of miscellaneous income to that of American Greetings.

     (11) Fixtures provided to customers are expensed when shipped by American Greetings. Fixtures are capitalized and amortized over five years by Gibson. This adjustment reflects the net difference in accounting treatment to conform to that of American Greetings.

     (12) Gibson's results include amortization of capitalized costs associated with computer equipment and software. This project has been cancelled and the related capitalized costs expensed by American Greetings. This adjustment reflects the elimination of that amortization expense included in Gibson's results.

     (13) Adjustment to remove amortization expense associated with goodwill included in Gibson's historical results.

     (14) Certain other competitive expenses are classified as reductions of net sales by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

     (15) Freight expenses for returned goods are classified as selling costs by Gibson. This adjustment conforms the classification of these costs to that of American Greetings.

Unaudited Pro Forma Combined Statement of Financial Position
As of February 29, 2000
Thousands of dollars except per share amounts

                                                                      Historical
                                                              -----------------------------
                                                               American              Gibson
                                                              Greetings            Greetings,        Pro Forma          Pro Forma
ASSETS                                                        Corporation             Inc.          Adjustments          Combined
                                                              -----------           ---------       -----------        -----------
CURRENT ASSETS
        Cash and cash equivalents                               $  61,010             $ 4,674                           $   65,684
        Marketable securities                                                          68,579           (30,268)(4)         38,311
        Trade accounts receivable, less allowances
           for sales returns and for doubtful
           accounts                                               430,825              66,936            (7,904)(1)        483,713
                                                                                                         (6,144)(2)

        Inventories                                               249,433              50,474            (8,780)(2)        291,127

        Deferred and refundable income taxes                       99,709              30,689            12,129 (4)        168,070
                                                                                                         27,476 (9)
                                                                                                         (1,933)(13)

        Prepaid expenses and other                                259,707              14,271            (1,129)(2)        272,849
                                                              -----------           ---------        ----------        -----------
           Total Current Assets                                 1,100,684             235,623           (16,553)         1,319,754

GOODWILL                                                          149,437               9,762            24,555 (12)       173,992
                                                                                                         (9,762)(8)


OTHER ASSETS                                                      820,447              97,793            (2,412)(6)        920,692
                                                                                                          9,439 (9)
                                                                                                         (4,575)(13)

PROPERTY, PLANT AND EQUIPMENT-NET                                 447,415              87,497           (31,621)(3)        462,420
                                                                                                        (15,032)(6)
                                                                                                        (25,839)(5)
                                                              -----------           ---------        ----------        -----------
                                                              $ 2,517,983           $ 430,675         $ (71,800)       $ 2,876,858
                                                              ===========           =========        ==========        ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
        Debt due within one year                                $ 109,694            $ 31,943           177,722(10)     $  319,359

        Accounts payable and accrued liabilities                  213,180              20,761            29,246 (1)        260,823
                                                                                                           (715)(6)
                                                                                                         (1,649)(2)

        Accrued compensation and benefits                          84,456                                16,600 (1)        115,644
                                                                                                            200 (2)
                                                                                                         14,388 (6)

        Dividends payable                                          25,808                                                   25,808
        Income taxes                                               13,090                                                   13,090
        Other current liabilities                                 136,260              59,714           (53,750)(1)        147,029
                                                                                                            761 (6)
                                                                                                          4,044 (2)
                                                              -----------           ---------        ----------        -----------
           Total Current Liabilities                              582,488             112,418           186,847            881,753

LONG-TERM DEBT                                                    442,102               9,389                              451,491

OTHER LIABILITIES                                                 195,985              46,431           (16,092)(2)        242,144
                                                                                                          7,945 (6)
                                                                                                         17,414 (6)
                                                                                                         (9,539)(6)
DEFERRED INCOME TAXES                                              44,997                                                   44,997

SHAREHOLDERS' EQUITY
        Common shares - par value $1
               Class A                                             59,873                 171              (171)(11)        59,873
               Class B                                              4,647                                                    4,647
        Capital in excess of par value                            304,946              54,986           (54,986)(11)       304,946

        Treasury stock                                           (445,758)            (21,999)           21,999 (11)      (445,758)
        Accumulated other comprehensive (loss) income             (27,572)             27,476            (9,337)(11)       (27,572)
                                                                                                        (18,139)(4)
        Retained earnings                                       1,356,275             201,803          (201,803)(11)     1,360,337
                                                                                                          4,062 (7)
                                                              -----------           ---------        ----------        -----------
               Total shareholders' equity                       1,252,411             262,437          (258,375)         1,256,473
                                                              -----------           ---------        ----------        -----------
                                                              $ 2,517,983           $ 430,675        $  (71,800)       $ 2,876,858
                                                              ===========           =========        ==========        ===========


See notes to Unaudited Pro Forma Combined Statement of Financial Position.

Notes to Unaudited Pro Forma Combined Statement of Financial Position
-------------------------------------------------------------------------

     (1) Reclassification of payroll and payroll taxes, customer allowances and other accrued liabilities to conform with the presentation of American Greetings.

     (2) Certain items included in Gibson's results have been adjusted to reflect their fair value at the date of acquisition.

     (3) Adjustment to expense capitalized costs associated with computer equipment and software that will not be used by the combined company.

     (4) Adjustment to reflect decline in market value of investment in Egreetings Network from December 31, 1999 to February 29, 2000.

     (5) Fixtures provided to customers are expensed when shipped by American Greetings. Fixtures are capitalized and amortized over five years by Gibson. Adjustment to expense capitalized fixture costs in Gibson's results.

     (6) Represents accruals for costs related to the assumption and cancellation of facility leases and the related exit costs for the closure of those facilities and the related termination of employees in connection with redundant activities and operations.

     (7) Difference in acquisition date net book value vs December 31, 1999 net book value.

     (8) Represents the write-off of goodwill associated with previous acquisitions of Gibson.

     (9)  Represents deferred tax asset established in purchase accounting.

     (10) Represents commercial paper borrowings used to finance the acquisition.

     (11) Represents the elimination of the shareholders' equity related to Gibson.

     (12) Represents goodwill generated from acquisition.

     (13) Represents adjustment in tax rate for Gibson's deferred tax assets.

(c)  Exhibits:

                                                                                                       Page Number
                                                                                                       -----------
Exhibit 23.1               Consent of Deloitte & Touche LLP                                                  A-1

Exhibit 23.2               Consent of Ernst & Young LLP                                                      B-1

Exhibit 99.1               Audited Consolidated Financial Statements of Gibson Greetings, Inc.               C-1
                           as of December 31, 1999 and 1998 and for the three years ended
                           December 31, 1999

Exhibit 99.2               Audited Consolidated Financial Statements of American Greetings                   D-1
                           Corporation as of February 29, 2000 and February 28, 1999 and for the
                           three years ended February 29, 2000

Exhibit 99.3               Management's Discussion and Analysis of American Greetings                        E-1
                           Corporation for the years ended February 29, 2000 and February 28,
                           1999 and 1998




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN GREETINGS CORPORATION

                                    By:      /s/   Patricia L. Ripple
                                            --------------------------
                                            Patricia L. Ripple
                                            Vice President-Controller

May 23, 2000